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                                  EXHIBIT 32.2


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                            OF INTEGRITY MEDIA, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Integrity Media, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, P. Michael Coleman, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         /s/ P. Michael Coleman
         ------------------------------------------------
         P. Michael Coleman
         Chairman, President and Chief Executive Officer
         (Chief Executive Officer)


Date: November 12, 2003